Income taxes	6 Months Ended
Jun. 30, 2021
Income taxes [abstract]
Income taxes

5 Income taxes

Quarters				First half		Full year
Q2 2021	Q1 2021	Q2 2020	(in USD million)	2021	2020	2020

4,905	4,513	(720)	Income/(loss) before tax	9,417	(640)	(4,259)
(2,962)	(2,659)	469	Income tax	(5,620)	(316)	(1,237)
60.4%	58.9%	65.2%	Effective tax rate	59.7%	(49.5%)	(29.0%)

The tax rate for the second quarter of 2021 and for the first half of 2021 was primarily influenced by positive operating income in countries with unrecognised deferred tax assets.

The tax rate for the second quarter of 2021 was also influenced by currency effects in entities that are taxable in other currencies than the functional currency.

The tax rate for the second quarter of 2020 and for the first half of 2020 was primarily influenced by the temporary changes to Norway’s petroleum tax system and changes in best estimates for uncertain tax positions.

The tax rate for the first half of 2020 was also influenced by losses including impairments recognised in countries with unrecognised deferred tax assets or in countries with lower than average tax rates and currency effects in entities that are taxable in other currencies than the functional currency.

The tax rate for the full year 2020 was primarily influenced by losses including net impairments recognised in countries with unrecognised deferred taxes or in countries with lower than average tax rates. The tax rate was also influenced by currency effects in entities that are taxable in other currencies than the functional currency, partially offset by the temporary changes to Norway’s petroleum tax system and changes in best estimates for uncertain tax positions.